FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    06/09/99



                       Internet Stock Market Resources, Inc.
                      (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
     (State of Jurisdiction of        (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                          405 Central Avenue, Fifth Floor
                              St. Petersburg, FL  33701
                             ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)

                                 ITEMS REPORTED






ITEM 5.  OTHER EVENTS

On June 9, 1999, the Directors of the Registrant authorized a one-for-nine reverse stock split, effective June 30, 1999 for all shares issued and outstanding of record as of June 17, 1999.

A press release announcing the aforementioned reverse stock split (See
Exhibit 99.1) was sent on June 17, 1999 by facsimile or electronic transmission to various businesses and general news wire services.

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.

                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Internet Stock Market Resources, Inc.
                                        (Registrant)



DATE:     6/23/99                       By: /s/ Anastasios Kyriakides
                                        ----------------------------
                                        Anastasios Kyriakides
                                        Chairman/Director

                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1 Press Release of June 17, 1999 from Internet Stock Market Resources, Inc.